UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

NeoVolta, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41447	82-5299263
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

12195 Dearborn Place

Poway, CA 92064

(Address of Principal Executive Offices) (Zip Code)

(800) 364-5464

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEOV	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock	NEOVW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on January 13, 2026, NeoVolta Inc., a Nevada corporation (“NeoVolta”), NeoVolta Power, LLC, NPJV MANAGER LLC (“NMC”), and Can Current Corporation (“CCC”) entered into the Operating Agreement of NeoVolta Power, LLC (the “Original Operating Agreement”) and a Contribution Agreement (the “Original Contribution Agreement”) in connection with the formation of NeoVolta Power, LLC, a Delaware limited liability company (“NeoVolta Power”), established for the purpose of jointly owning and operating a domestic battery energy storage manufacturing facility in the State of Georgia.

Amended and Restated Operating Agreement

On April 15, 2026, NeoVolta Power, NeoVolta, and CCC entered into an Amended and Restated Operating Agreement (the “A&R Operating Agreement”), which amends and restates the Original Operating Agreement in its entirety. The A&R Operating Agreement was entered into to, among other things, account for the removal of NMC as a member of NeoVolta Power. The principal changes effected by the A&R Operating Agreement include the following: (i) NMC has been removed as a party and as a member of NeoVolta Power; (ii) the number of authorized Class A Units has been increased from sixty (60) to eighty (80) Class A Units issuable to NeoVolta, and the number of authorized Class B Units has been reduced from forty (40) (previously allocated twenty (20) each to NMC and CCC) to twenty (20) Class B Units issuable solely to CCC; (iii) the Board of Managers has been reduced from five (5) managers to three (3) managers, all of whom are designated by NeoVolta, and CCC has been granted the right, but not the obligation, to designate up to two (2) non-voting observers to attend all meetings of the Board of Managers; (iv) the Class B Units issued to CCC are now expressly issued in consideration for certain technical services to be provided by CCC pursuant to a Technical Services Agreement.

First Amendment to Contribution Agreement

On April 15, 2026, NeoVolta Power, NeoVolta, NMC, and CCC entered into a First Amendment to Contribution Agreement (the “First Amendment”), which amends the Original Contribution Agreement to remove NMC as a party thereto.

Asset Purchase Agreement

On April 15, 2026, NeoVolta Power, as buyer, and CCC, as seller, entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which CCC agreed to sell, convey, assign, transfer, and deliver to NeoVolta Power certain manufacturing equipment used to manufacture battery energy storage systems (the “Purchased Assets”). The aggregate purchase price consists of (i) an equipment price of $9,000,000, payable in milestone-based installments ($2,000,000 upon shipment of equipment, $3,000,000 upon delivery to the facility, and $4,000,000 upon completion of commissioning), and (ii) the excess portion of corresponding U.S. tariffs, customs duties, and related customs bond expenses arising from the import of the equipment. Title to the equipment transfers to NeoVolta Power upon CCC’s receipt of the full purchase price. The Asset Purchase Agreement contains customary representations, warranties, covenants, and indemnification provisions for a transaction of this type.

Management Services Agreement

On April 20, 2026, NeoVolta and PotiSedge Technology Pte Ltd., a Singapore Private Limited (“Potisedge”), entered into a Management Services Agreement (the “Management Services Agreement”) pursuant to which Potisedge agreed to provide sales and marketing coordination services to NeoVolta in connection with NeoVolta’s commercial and industrial battery energy storage business. As consideration for the services, NeoVolta agreed to issue to Potisedge 1,200,000 shares of NeoVolta’s common stock (the “Share Grant”). The Share Grant vests in four (4) equal semi-annual installments of 300,000 shares (25%) on each of the 6-month, 12-month, 18-month, and 24-month anniversaries of the effective date. Unvested shares are subject to transfer restrictions and a company repurchase right at $0.001 per share upon forfeiture. Potisedge retains full voting and dividend rights on unvested shares. The Management Services Agreement has an initial term ending on the 24-month anniversary of the effective date and may only be extended by written agreement of the parties. Either party may terminate the agreement for material breach (subject to a 30-day cure period) or insolvency. In the event of termination for material breach by Potisedge, unvested shares are forfeited; in the event of termination for material breach by NeoVolta, all unvested shares automatically vest.

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Copies of the A&R Operating Agreement, the First Amendment to Contribution Agreement, the Asset Purchase Agreement, and the Management Services Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and are incorporated herein by reference. The foregoing descriptions of such agreements are qualified in their entirety by reference to the full text thereof.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above regarding the Management Services Agreement is incorporated herein by reference.

The shares of common stock underlying the Share Grant were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Potisedge represented that it is an “accredited investor” as defined in Rule 501(a) of Regulation D.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Amended and Restated Operating Agreement of NeoVolta Power, LLC, dated April 15, 2026
10.2	First Amendment to Contribution Agreement, dated April 15, 2026
10.3	Asset Purchase Agreement between Can Current Corporation and NeoVolta Power, LLC, dated April 15, 2026
10.4	Management Services Agreement between NeoVolta Inc. and Potisedge Technology Pte Ltd., dated April 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoVolta, Inc.

By:	/s/ Steve Bond
Steve Bond
Chief Financial Officer

Dated: April 21, 2026

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